Exhibit 99.1

DRAFT NOT FOR RELEASE Contact
Jupiter Wellness, Inc.
561-244-7100
investors@jupiterwellness.com

Release Date
12/20/2022

Jupiter Wellness Announces Redeemable Digital Coupon Awarded to all Shareholders of Record

Shareholders to Receive Digital Coupon Redeemable for $179 Worth of Product

JUPITER, FL / December 21, 2022 – Jupiter Wellness, Inc. (Nasdaq: JUPW), a wellness company focused on hair, skin, and sexual wellness announced today it is rewarding all shareholders of record a digital coupon (NFT) redeemable for a gift package of company products valued at over $179 to drive shareholder engagement and additional revenue potential. Shareholders of record will be able to redeem the coupon to try the product first-hand or trade it with other fans globally on Upstream to bring new potential customers into the community. This news follows the recent approval to list on Upstream and the upcoming listing date of January 10, 2023.

The gift package will have a retail value of $179 and offer an assortment of CBD-infused products, including an 8oz Comfort Cream, 50 SPF CaniSun, 55 SPF CaniSun, 30 SPF CaniSun Continuous Spray, Acai Lip Balm, Peppermint Lip Balm, and their original Healing Lip Balm. In addition to the CBD products, investors will also receive a sample bottle of the company’s NoStingz jellyfish prevention sunscreen.

All shareholders of record as of December 30, 2022, will be entitled to receive the digital coupon. The issuance (pay) date will be January 23, 2023. Shareholders can prepare to receive the digital coupon by downloading Upstream from their preferred app store at https://upstream.exchange/, creating an account by tapping sign up, and completing a simple KYC identity verification by tapping the settings icon on the home screen and tapping KYC.* Complete instructions will be made available at https://jupiterwellness.com/investors/shareholder-faq/ a week before the issuance date.

For shareholders of record that currently maintain positions in brokerage accounts that are non-objecting, the digital coupons will be cross-referenced against the shareholder list. Shareholders that are objecting shareholders may receive their digital coupon by showing a copy of their account statement for the record date of December 30, 2022, sent to servicedesk@upstream.exchange.

Only one digital coupon per shareholder will be granted regardless of the number of shares owned as of the record date. The total number of digital coupons issued shall equal the total number of shareholders of the Company. The digital coupons are not securities and are issued as ERC721 tokens, which are a standard for representing ownership of non-fungible tokens (NFTs), that is, where each token has a unique identifier. The digital coupons may not be withdrawn or transferred from the Upstream app and are only redeemable using the Upstream app. Shareholders that do not wish to redeem their digital coupons may elect to sell their digital coupon on the Upstream NFT marketplace.

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Jupiter Wellness CEO, Brian John, stated, “By incorporating Upstream’s Web3 digital coupons into our strategy, we aim to provide our shareholders with first-hand experience of our products which we hope will convert them into proud customers and brand ambassadors, driving additional engagement, revenue, and sales to our Company.”

The Upstream market is open 5 days a week 20 hours a day, Monday to Friday: 10:00 am to 06:00 am UTC+4 (1:00 am to 9:00 pm EST).

About Jupiter Wellness

Jupiter Wellness is a diversified company that supports health and wellness by researching and developing over-the-counter (OTC) products and intellectual property. The Company’s product pipeline addresses a range of conditions, including hair loss, eczema, burns, and sexual wellness. Revenue is generated through the sales of OTC and consumer products, contract research agreements, and licensing royalties.

Interested investors and shareholders are encouraged to sign up for press releases and industry updates by registering for Email Alerts at https://jupiterwellness.com/email-alerts/ and by following Jupiter Wellness on Twitter and LinkedIn.

About Upstream

Upstream, a MERJ Exchange Market (merj.exchange), is a fully regulated global stock exchange for digital securities and NFTs. Powered by Horizon’s Ethereum-L2 matching engine technology, the platform enables users to trade NFTs, and invest in securities for IPOs, crowdfunded companies, U.S. & international equities, and celebrity ventures using the Upstream app. For more information, please visit https://upstream.exchange/. Upstream is currently accepting applications to dual list at https://upstream.exchange/getlisted.

Media Contact

Phone: 561-244-7100

Email: media@jupiterwellness.com

Investor Contact

Phone: 561-244-7100

Email: investors@jupiterwellness.com

Disclaimers

This press release shall not constitute an offer to sell securities or the solicitation of an offer to buy securities in any jurisdiction where such offer or solicitation is not permitted.

NFTs received have an economic value of $179, however the NFT (digital coupons) have no royalties, equity ownership, or dividends..

*U.S. investors are not permitted to purchase Upstream listed securities. U.S. and Canadian citizens will only be able to trade in securities they currently own, that have been listed on Upstream, for liquidation purposes only.

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Upstream is a MERJ Exchange market. MERJ Exchange is a licensed Securities Exchange, an affiliate of the World Federation of Exchanges, and a full member of ANNA. MERJ supports global issuers of traditional and digital securities through the entire asset life cycle from issuance to trading, clearing, settlement, and registry. It operates a fair and transparent marketplace in line with international best practices and principles of operations of financial markets. Upstream does not endorse or recommend any public or private securities bought or sold on its app. Upstream does not offer investment advice or recommendations of any kind. All services offered by Upstream are intended for self-directed clients who make their own investment decisions without aid or assistance from Upstream. All customers are subject to the rules and regulations of their jurisdiction. By accessing the site or app, you agreed to be bound by its terms of use and privacy policy. Company and security listings on Upstream are only suitable for investors who are familiar with and willing to accept the high risk associated with speculative investments, often in early and development-stage companies. There can be no assurance the valuation of any particular company’s securities is accurate or in agreement with the market or industry comparative valuations. Investors must be able to afford market volatility and afford the loss of their investment. Companies listed on Upstream are subject to significant ongoing corporate obligations including, but not limited to disclosure, filings, and notification requirements, as well as compliance with applicable quantitative and qualitative listing standards. All digital coupon holders should inform themselves as to the tax consequences within the countries of their citizenship, residence, domicile, and place of business with respect to their acquisition, holding, or disposal of the digital coupons.

Forward-Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2021, and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations, or other circumstances that exist after the date on which the forward-looking statements were made.

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